Post Balance Sheet Events	12 Months Ended
Dec. 31, 2011
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Supplemental Balance Sheet Disclosures [Text Block]

23. Post Balance Sheet Events

Effective March 13, 2012, Flamel acquired, through its wholly owned subsidiary Flamel US Holdings, Inc., or Flamel US, all of the membership interests of Éclat Pharmaceuticals from Éclat Holdings, LLC, or Éclat Holdings, an affiliate of Flamel’s largest shareholder Deerfield Capital L.P. Éclat Pharmaceuticals is a specialty pharmaceuticals business focused on the development, approval and commercialization of niche brands and generic pharmaceutical products. In exchange for all of the issued and outstanding membership interests of Éclat, Flamel US provided consideration primarily consisting of:

-	a $12 million senior, secured six-year note that is guaranteed by us and our subsidiaries and secured by the equity interests and assets of Éclat;
-	two warrants to purchase a total of 3,300,000 ADSs of Flamel; and
-	a commitment to make earnout payments of 20% of any gross profit generated by certain Éclat launch products and to pay 100% of any gross profit generated by Hycet® up to a maximum of $1 million. The Purchase Agreement also contains certain representations and warranties, covenants, indemnification and other customary provisions.

Flamel US issued the note pursuant to a Note Agreement among Flamel, Flamel US and Éclat Holdings dated March 13, 2012. The note is payable over six years only if certain contingencies are satisfied, namely that: (a) two or more Éclat launch products are approved by the FDA, or (b) one Éclat launch product is approved by the FDA and has generated $40 million or more in cumulative net sales. These contingencies are referred to as Thresholds. If either Threshold is satisfied, Flamel US will pay 25% of the original principal amount due under the note on each of the third, fourth, fifth and sixth anniversaries of the date of the note. The note accrues interest at an annual rate of 7.5%, payable in kind, until one Éclat launch product is approved by the FDA. After FDA approval of one Éclat launch product is obtained, any interest previously capitalized is payable in cash no later than nine months following FDA approval, and any future interest is payable in cash when due.

Two six-year warrants were issued to purchase an aggregate of 3,300,000 ADSs, each representing one ordinary share, of Flamel. One warrant is exercisable for 2,200,000 ADSs at an exercise price of $7.44 per ADS, and the other warrant is exercisable for 1,100,000 ADSs at an exercise price of $11.00 per ADS. The warrants may only be exercised upon approval by the holders of Flamel’s ordinary shares. If shareholder approval is not obtained by March 13, 2014, the term of the warrants will extend to seven years, and the Warrants may be cash settled if the holder chooses to redeem the warrants at a redemption price based on the intrinsic value of the warrant.

The allocation of the purchase price to the assets and liabilities acquired in the transaction is in the process of being conducted.

In March 2012, Flamel announced a transition to a new Chief Executive Officer. Stephen H. Willard, Chief Executive Officer since June 2005, resigned as Chief Executive Officer effective March 13, 2012 but will remain an employee of Flamel US through December 31, 2012 and will remain on the Board of Directors of Flamel. Michael S. Anderson, the Chief Executive Officer of Éclat, was appointed as Chief Executive Officer of Flamel on March 13, 2012.